Concentrations of credit risk	3 Months Ended
Mar. 31, 2026
Concentrations Of Credit Risk
Concentrations of credit risk

14. Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution.

The Company currently maintains a substantial portion of its day-to-day operating cash and long-term cash equivalents balances at financial institutions. At March 31, 2026, the Company had total cash of $3,289,822 (December 31, 2025 - $4,462,452) at financial institutions, where $2,951,913 (December 31, 2025 - $4,139,716) is in excess of federally insured limits.

The Company has concentrations of credit risk with respect to accounts receivable, the majority of its accounts receivable are concentrated geographically in the United States amongst a small number of customers.

As of March 31, 2026, the Company had three customers, totaling $1,008,712, $558,807, and $345,000, respectively who accounted for greater than 10% of the total accounts receivable. As of December 31, 2025, the Company had two customers, totaling $1,064,792 and $681,771, respectively who accounted for greater than 10% of the total accounts receivable.

The Company controls credit risk through monitoring procedures and receiving prepayments of cash for services rendered. The Company performs credit evaluations of its customers but generally does not require collateral to secure accounts receivable.